iShares®
iShares, Inc.
Supplement dated March 24, 2025 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares Asia/Pacific Dividend ETF (DVYA) (the “Fund”)
The following changes for the Fund are expected to take effect on or around March 21, 2025:
Change to the Fund’s “Principal Investment Strategies”
The fourth and fifth paragraphs of the section entitled “Principal Investment Strategies” on page S‑2 of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:
The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 20%) by the square root of its fair market capitalization. In implementing the capping methodology, SPDJI considers two or more companies as belonging to the same issuer, the ultimate issuer, where more than 20% of all voting shares in a subsidiary are controlled by the same issuer control group. The capping methodology also limits the weight of ultimate issuers to 10% and the aggregate weight of constituents within each Global Industry Classification Standard sector to 30%.
The Underlying Index is reviewed daily based on each ultimate issuer’s weight. Daily capping is performed if the aggregate weight of all ultimate issuers with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current ultimate issuer weights are recapped, with the weights of ultimate issuers capped at 10% and the aggregate weight of all ultimate issuers with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year.
Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The fourth and fifth paragraphs of the section entitled “The Dow Jones Asia/Pacific Select Dividend 50 Index” on page 21 of the SAI are deleted in their entirety and replaced with the following:
The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 20%) by the square root of its fair market capitalization. In implementing the capping methodology, SPDJI considers two or more companies as belonging to the same issuer, the ultimate issuer, where more than 20% of all voting shares in a subsidiary are controlled by the same issuer control group. The capping methodology also limits the weight of ultimate issuers to 10% and the aggregate weight of constituents within each Global Industry Classification Standard sector to 30%.
The Underlying Index is reviewed daily based on each ultimate issuer’s weight. Daily capping is performed if the aggregate weight of all ultimate issuers with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current ultimate issuer weights are recapped, with the weights of ultimate issuers capped at 10% and the aggregate weight of all ultimate issuers with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. A freeze period on the daily capping is implemented during the annual index reconstitution. The freeze period begins after the market close on the Wednesday prior to the second Friday of March and ends after the market close on the Monday following the third Friday of March. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. When daily capping is necessary, the changes are announced after the close of the business day on which the daily weight caps are exceeded, with the reference date after the close of that same business day, and the effective date of the changes is two business days later.

The sixth paragraph of the section entitled “The Dow Jones Asia/Pacific Select Dividend 50 Index” on page 21 of the SAI is deleted in its entirety.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑DVYA‑0325

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